                                                                         (a)(2)

                             LETTER OF TRANSMITTAL
                       To Tender Shares of Common Stock

                                      of

                            Stimsonite Corporation

                       Pursuant to the Offer to Purchase
                              dated June 10, 1999

                                      of

                        Vision Acquisition Corporation
                         a wholly owned subsidiary of

                          Avery Dennison Corporation


 THIS OFFER AND WITHDRAWAL RIGHTS WILL EXPIRE AT 12:00 MIDNIGHT, NEW YORK CITY
             TIME, ON JULY 8, 1999, UNLESS THE OFFER IS EXTENDED.


                       The Depositary for the Offer is:

                              LaSalle Bank, N.A.

                            Facsimile Transmission:

                                (312) 904-2236

                             Confirm by Telephone:

                                (312) 904-2450

             By Hand:                      By Overnight Courier:                     By Mail:
        LaSalle Bank, N.A.                   LaSalle Bank, N.A.                 LaSalle Bank, N.A.
 Attn: Corporate Trust Operations     Attn: Corporate Trust Operations   Attn: Corporate Trust Operations
 135 S. LaSalle Street, Suite 1811   135 S. LaSalle Street, Suite 1811  135 S. LaSalle Street, Suite 1811
   Chicago, Illinois 60603-3498         Chicago, Illinois 60603-3498       Chicago, Illinois 60603-3498

  DELIVERY OF THIS LETTER OF TRANSMITTAL TO AN ADDRESS OTHER THAN AS SET FORTH ABOVE WILL NOT CONSTITUTE A VALID DELIVERY. YOU MUST SIGN THIS LETTER OF TRANSMITTAL WHERE INDICATED BELOW AND COMPLETE THE SUBSTITUTE FORM W-9 PROVIDED BELOW.

  THE INSTRUCTIONS ACCOMPANYING THIS LETTER OF TRANSMITTAL SHOULD BE READ CAREFULLY BEFORE THIS LETTER OF TRANSMITTAL IS COMPLETED.

  This Letter of Transmittal is to be completed by stockholders of Stimsonite Corporation (the "Company") if certificates representing Shares (as defined below) ("Share Certificates") are to be forwarded herewith or, unless an Agent's Message (as defined in the Offer to Purchase (as defined below)) is utilized, if delivery of Shares is to be made by book-entry transfer to the account of LaSalle Bank, N.A. (the "Depositary") at The Depository Trust Company ("DTC") (hereinafter referred to as the "Book-Entry Transfer Facility") pursuant to the procedures set forth in Section 3 of the Offer to Purchase.

  Stockholders whose Share Certificates are not immediately available or who cannot deliver their Share Certificates and all other documents required hereby to the Depositary prior to the Expiration Date (as defined in the Offer to Purchase), or who cannot comply with the book-entry transfer procedures on a timely basis, may nevertheless tender their Shares pursuant to the guaranteed delivery procedure set forth in Section 3 of the Offer to Purchase. See Instruction 2. Delivery of documents to the Book-Entry Transfer Facility in accordance with such Book-Entry Transfer Facility's procedures does not constitute delivery to the Depositary.

[_]CHECK HERE IF TENDERED SHARES ARE BEING DELIVERED BY BOOK-ENTRY TRANSFER TO
   THE DEPOSITARY'S ACCOUNT AT THE BOOK-ENTRY TRANSFER FACILITY AND COMPLETE THE FOLLOWING:

   Name of Tendering Institution ______________________________________________

   Account Number _____________________________________________________________

   Transaction Code Number ____________________________________________________

[_]CHECK HERE IF SHARES ARE BEING TENDERED PURSUANT TO A NOTICE OF GUARANTEED
   DELIVERY PREVIOUSLY SENT TO THE DEPOSITARY AND COMPLETE THE FOLLOWING:

   Name(s) of Registered Holder(s) ____________________________________________

   Window Ticket No. (if any) _________________________________________________

   Date of Execution of Notice of Guaranteed Delivery _________________________

   Name of Institution which Guaranteed Delivery ______________________________



            Name(s) and Address(es) of Holder(s)
 (Please fill in, if blank, exactly as name(s) appear(s) on          Share Certificate(s) and Share(s) Tendered
                    Share Certificate(s))                               (Attach additional list if necessary)
----------------------------------------------------------------------------------------------------------------------
                                                                                   Total Number of
                                                                                  Shares Evidenced       Number
                                                           Share Certificate          by Share          of Shares
                                                               Number(s)*          Certificate(s)*      Tendered**
                                                        --------------------------------------------------------------
                                                        --------------------------------------------------------------
                                                        --------------------------------------------------------------
                                                        --------------------------------------------------------------
                                                        --------------------------------------------------------------
                                                        --------------------------------------------------------------
                                                        --------------------------------------------------------------

                                                         Total Shares
----------------------------------------------------------------------------------------------------------------------

 * Need not be completed by shareholders delivering Shares by book-entry transfer.
 ** Unless otherwise indicated, it will be assumed that all Shares evidenced by each Share Certificate delivered to the Depositary are being tendered hereby. See Instruction 4.

                   NOTE: SIGNATURES MUST BE PROVIDED BELOW.
              PLEASE READ THE ACCOMPANYING INSTRUCTIONS CAREFULLY

Ladies and Gentlemen:

  The undersigned hereby tenders to Vision Acquisition Corporation, a Delaware corporation ("Purchaser") and a wholly owned subsidiary of Avery Dennison Corporation, a Delaware corporation ("Parent"), the above-described shares of common stock, par value $.01 per share (the "Shares"), of Stimsonite Corporation, a Delaware corporation (the "Company"), pursuant to Purchaser's offer to purchase any and all outstanding Shares at a purchase price of $14.75 per Share (the "Offer Price"), net to the seller in cash, without interest thereon, upon the terms and subject to the conditions set forth in the Offer to Purchase, dated June 10, 1999 (the "Offer to Purchase"), receipt of which is hereby acknowledged, and in this Letter of Transmittal (which, together with the Offer to Purchase, as each may be amended and supplemented from time to time, constitute the "Offer").

  Subject to, and effective upon, acceptance for payment of the Shares tendered herewith, the undersigned hereby sells, assigns and transfers to or upon the order of Purchaser all right, title and interest in and to all the Shares that are being tendered hereby and any and all other Shares or other securities issued or issuable in respect thereof on or after June 3, 1999 (a "Distribution") and appoints the Depositary the true and lawful agent and attorney-in-fact of the undersigned with respect to such Shares (and any Distributions), with full power of substitution (such power of attorney being deemed to be an irrevocable power coupled with an interest), to (a) deliver Share Certificates (and any Distributions), or transfer ownership of such Shares (and any Distributions) on the account books maintained by the Book-Entry Transfer Facility, together, in any such case, with all accompanying evidences of transfer and authenticity, to or upon the order of Purchaser, (b) present such Shares (and any Distributions) for transfer on the books of the Company, and (c) receive all benefits and otherwise exercise all rights of beneficial ownership of such Shares (and any Distributions), all in accordance with the terms and subject to the conditions of the Offer.

  The undersigned hereby irrevocably appoints designees of Purchaser as the attorneys and proxies of the undersigned, each with full power of substitution, to exercise all voting and other rights of the undersigned in such manner as each such attorney and proxy or his substitute shall in his sole judgment deem proper, with respect to all of the Shares tendered hereby which have been accepted for payment by Purchaser prior to the time of any vote or other action (and any Distributions), at any meeting of stockholders of the Company (whether annual or special and whether or not an adjourned meeting) or otherwise. This power of attorney and proxy are irrevocable, are coupled with an interest in the Shares tendered hereby, and are granted in consideration of, and effective upon, the acceptance for payment of such Shares by Purchaser in accordance with the terms of the Offer. Such acceptance for payment shall revoke any other proxy or written consent granted by the undersigned at any time with respect to such Shares (and any Distributions), and no subsequent proxies will be given or written consents executed by the undersigned (and if given or executed, will not be deemed effective).

  The undersigned hereby represents and warrants that the undersigned has full power and authority to tender, sell, assign and transfer the Shares tendered hereby (and any Distributions) and that when the same are accepted for payment by Purchaser, Purchaser will acquire good and unencumbered title thereto, free and clear of all liens, restrictions, charges and encumbrances and not subject to any adverse claims. The undersigned will, upon request, execute and deliver any additional documents deemed by the Depositary or Purchaser to be necessary or desirable to complete the sale, assignment and transfer of the Shares tendered hereby (and any Distributions). All authority herein conferred or agreed to be conferred shall survive the death or incapacity of the undersigned, and any obligation of the undersigned hereunder shall be binding upon the heirs, personal representatives, successors and assigns of the undersigned. Except as stated in the Offer, this tender is irrevocable.

  The undersigned understands that the tender of Shares pursuant to any one of the procedures described in Section 3 of the Offer to Purchase and in the instructions hereto will constitute an agreement between the undersigned and Purchaser upon the terms and subject to the conditions of the Offer. The undersigned acknowledges that no interest will be paid on the Offer Price for tendered Shares regardless of any extension of the Offer or any delay in making such payment.

  Unless otherwise indicated in the box entitled "Special Payment Instructions," please issue the check for the purchase price of any Shares purchased, and return any Share Certificates evidencing any Shares not tendered or not purchased, in the name(s) of the undersigned (and, in the case of Shares tendered by book-entry transfer, by credit to the account at the Book-Entry Transfer Facility). Similarly, unless otherwise indicated in the box entitled "Special Delivery Instructions," please mail the check for the purchase price of any Shares purchased and return any Share Certificates evidencing any Shares not tendered or not purchased (and accompanying documents, as appropriate) to the undersigned at the address shown below the undersigned's signature(s). In the event that the boxes entitled "Special Payment Instructions" and "Special Delivery Instructions" are both completed, please issue the check for the purchase price of any Shares purchased and return any Share Certificates evidencing any Shares not tendered or not purchased in the name(s) of, and mail said check and Share Certificates to, the person(s) so indicated. The undersigned acknowledges that Purchaser has no obligation, pursuant to the "Special Payment Instructions," to transfer any Shares from the name of the registered holder(s) thereof if Purchaser does not accept for payment any of the Shares so tendered.


    SPECIAL PAYMENT INSTRUCTIONS             SPECIAL DELIVERY INSTRUCTIONS
  (See Instructions 1, 5, 6 and 7)          (See Instructions 1, 5, 6 and 7)


   To be completed ONLY if the               To be completed ONLY if the
 check for the purchase price of           check for the purchase price of
 Shares purchased or Share Certif-         Shares purchased or Share
 icates evidencing Shares not ten-         Certificates evidencing Shares
 dered or not purchased are to be          not tendered or not purchased are
 issued in the name of someone             to be mailed to someone other
 other than the undersigned, or if         than the undersigned, or to the
 Shares tendered hereby and deliv-         undersigned at an address other
 ered by book-entry transfer which         than that shown under the
 are not purchased are to be re-           undersigned's signature.
 turned by credit to an account at
 the Book-Entry Transfer Facility
 other than that designated above.







 Issue:[_] Check and/or                    Mail:[_] Check and/or

       [_] Share Certificate(s) to:             [_] Share Certificate(s) to:


 Name _____________________________        Name _____________________________
           (Please Print)                            (Please Print)

 Address __________________________        Address __________________________

 __________________________________        __________________________________
                         (Zip Code)                                (Zip Code)

 __________________________________        __________________________________
    (Taxpayer Identification or               (Taxpayer Identification or
      Social Security Number)                   Social Security Number)

 [_] Credit Shares delivered by
     book-entry transfer and not
     purchased to the account set
     forth below:

 Account Number ___________________

                                   IMPORTANT

                            STOCKHOLDERS: SIGN HERE
  (PLEASE COMPLETE AND SIGN SUBSTITUTE FORM W-9 IN THIS LETTER OF TRANSMITTAL)

 - SIGN HERE: _____________________________________________________________ -
 ____________________________________________________________________________
                          Signature(s) of Holder(s)
 Dated: _____________________________________________________________________

 (Must be signed by the registered holder(s) exactly as such holder(s) name(s) appear(s) on the Share Certificate(s) or on a security position listing or by a person(s) authorized to become the registered holder(s) of such Share Certificate(s) by certificates and documents transmitted herewith. If signature is by a trustee, executor, administrator, guardian, attorney-in-fact, officer of a corporation or other person acting in a fiduciary or representative capacity, please provide the following information and see Instruction 5.)

 Name(s): ___________________________________________________________________
                                (Please Print)

 Capacity (full title): _____________________________________________________

 Address:____________________________________________________________________

     ________________________________________________________________________
                              (Include Zip Code)

 Area Code and Telephone No.: _______________________________________________

 Taxpayer Identification or Social Security No.: ____________________________

                          GUARANTEE OF SIGNATURE(S)
                          (See Instructions 1 and 5)

 - Authorized Signature: __________________________________________________ -

 Name: ______________________________________________________________________
                            (Please Type or Print)

 Title: _____________________________________________________________________

 Name of Firm: ______________________________________________________________

 Address: ___________________________________________________________________
                              (Include Zip Code)

 Area code and Telephone No.: _______________________________________________

 Dated: _____________________________________________________________________

                                 INSTRUCTIONS

             FORMING PART OF THE TERMS AND CONDITIONS OF THE OFFER

  1. Guarantee of Signatures. Except as otherwise provided below, signatures on all Letters of Transmittal must be guaranteed by a firm that is a bank, broker, dealer, credit union, savings association or other entity which is a member in good standing of the Securities Transfer Agents Medallion Program or by any other bank, broker, dealer, credit union, savings association or other entity which is an "eligible guarantor institution," as such term is defined in Rule 17Ad-15 under the Securities Exchange Act of 1934, as amended (each of the foregoing constituting an "Eligible Institution"), unless the Shares tendered thereby are tendered (i) by a registered holder of Shares who has not completed either the box labeled "Special Payment Instructions" or the box labeled "Special Delivery Instructions" on this Letter of Transmittal or (ii) for the account of an Eligible Institution. See Instruction 5. If Share Certificates are registered in the name of a person or persons other than the signer of this Letter of Transmittal, or if payment is to be made or delivered to, or certificates evidencing unpurchased Shares are to be issued or returned to, a person other than the registered owner or owners, then the tendered Share Certificates must be endorsed or accompanied by duly executed stock powers, in either case signed exactly as the name or names of the registered owner or owners appear on the Share Certificates, with the signatures on the Share Certificates or stock powers guaranteed by an Eligible Institution as provided herein. See Instruction 5.

  2. Delivery of Letter of Transmittal and Share Certificates. This Letter of Transmittal is to be used if Share Certificates are to be forwarded herewith or, unless an Agent's Message is utilized, if the delivery of Shares is to be made by book-entry transfer pursuant to the procedures set forth in Section 3 of the Offer to Purchase. Certificates for all physically delivered Shares, or a confirmation of a book-entry transfer into the Depositary's account at the Book-Entry Transfer Facility of all Shares delivered electronically, as well as a properly completed and duly executed Letter of Transmittal (or a manually signed facsimile thereof) and any other documents required by this Letter of Transmittal, or an Agent's Message in the case of a book-entry transfer, must be received by the Depositary at one of its addresses set forth on the front page of this Letter of Transmittal by the Expiration Date (as defined in the Offer to Purchase). Stockholders who cannot deliver their Share Certificates and all other required documents to the Depositary by the Expiration Date must tender their Shares pursuant to the guaranteed delivery procedure set forth in
Section 3 of the Offer to Purchase. Pursuant to such procedure: (a) such tender must be made by or through an Eligible Institution; (b) a properly completed and duly executed Notice of Guaranteed Delivery, substantially in the form provided by Purchaser, must be received by the Depositary prior to the Expiration Date; and (c) Share Certificates for all tendered Shares, in proper form for tender, or a confirmation of a book-entry transfer into the Depositary's account at the Book-Entry Transfer Facility of all Shares delivered electronically, as well as a properly completed and duly executed Letter of Transmittal (or a manually signed facsimile thereof), and any other documents required by this Letter of Transmittal, must be received by the Depositary within three Nasdaq National Market trading days after the date of execution of such Notice of Guaranteed Delivery, all as provided in Section 3 of the Offer to Purchase.

  The method of delivery of this Letter of Transmittal, Share Certificates and all other required documents, including delivery through the Book-Entry Transfer Facility, is at the option and risk of the tendering stockholder, and delivery will be deemed made only when actually received by the Depositary. If delivery is by mail, registered mail with return receipt requested, properly insured, is recommended. In all cases, sufficient time should be allowed to ensure timely delivery.

  No alternative, conditional or contingent tenders will be accepted. By execution of this Letter of Transmittal (or a manually signed facsimile thereof), all tendering stockholders waive any right to receive any notice of the acceptance of their Shares for payment.

  3. Inadequate Space. If the space provided herein is inadequate, the Share Certificate numbers and/or the number of Shares should be listed on a separate schedule attached hereto.

  4. Partial Tenders. If fewer than all of the Shares represented by any Share Certificate delivered to the Depositary are to be tendered, fill in the number of Shares which are to be tendered in the box entitled "Number of Shares Tendered." In such case, a new Share Certificate for the remainder of the Shares represented by the old Share Certificate will be sent to the person(s) signing this Letter of Transmittal, unless otherwise provided in the box entitled "Special Delivery Instructions," as promptly as practicable following the expiration or termination of the Offer. All Shares represented by Share Certificates delivered to the Depositary will be deemed to have been tendered unless otherwise indicated.

  5. Signatures on Letter of Transmittal; Stock Powers and Endorsements. If this Letter of Transmittal is signed by the registered holder(s) of the Shares tendered hereby, the signature(s) must correspond with the name(s) as written on the face of the Share Certificate(s) without alteration, enlargement or any other change whatsoever.

  If any of the Shares tendered hereby are owned of record by two or more persons, all such persons must sign this Letter of Transmittal.

  If any of the Shares tendered hereby are registered in different names on different Share Certificates, it will be necessary to complete, sign and submit as many separate Letters of Transmittal as there are different registrations of Share Certificates.

  If this Letter of Transmittal is signed by the registered holder(s) of the Shares tendered hereby, no endorsements of Share Certificate(s) or separate stock powers are required, unless payment of the purchase price is to be made, or Share Certificate(s) evidencing Shares not tendered or not purchased are to be returned, in the name of any person other than the registered holder(s). Signatures on any such Share Certificate(s) or stock powers must be guaranteed by an Eligible Institution.

  If this Letter of Transmittal is signed by a person other than the registered holder(s) of the Shares tendered hereby, the Share Certificate(s) evidencing the Shares tendered hereby must be endorsed or accompanied by appropriate stock powers, in either case signed exactly as the name(s) of the registered holder(s) appear(s) on such Share Certificate(s). Signature(s) on any such Share Certificate(s) or stock powers must be guaranteed by an Eligible Institution.

  If this Letter of Transmittal or any Share Certificate or stock power is signed by a trustee, executor, administrator, guardian, attorney-in-fact, officer of a corporation or other person acting in a fiduciary or representative capacity, such person should so indicate when signing and proper evidence satisfactory to Purchaser of the authority of such person to so act must be submitted.

  6. Stock Transfer Taxes. Purchaser will pay any stock transfer taxes with respect to the sale and transfer of any Shares to it or its order pursuant to the Offer. If, however, payment of the purchase price is to be made to, or Share Certificates evidencing Shares not tendered or not purchased are to be returned in the name of, any person other than the registered holder(s) of such Shares, then the amount of any stock transfer taxes (whether imposed on the registered holder(s), such other person or otherwise) payable on account of the transfer to such person will be deducted from the purchase price unless satisfactory evidence of the payment of such taxes, or exemption therefrom, is submitted. Except as provided in this Instruction 6, it will not be necessary for transfer tax stamps to be affixed to the Share Certificate(s) listed in this Letter of Transmittal.

  7. Special Payment and Delivery Instructions. If the check for the purchase price of any Shares purchased is to be issued, or any Share Certificate(s) evidencing Shares not tendered or not purchased are to be returned, in the name of a person other than the person(s) signing this Letter of Transmittal or if the check or any Share Certificate(s) evidencing Shares not tendered or not purchased are to be mailed to someone other than the person(s) signing this Letter of Transmittal or to the person(s) signing this Letter of Transmittal at an address other than that shown above, the appropriate boxes on this Letter of Transmittal should be completed. Shareholders tendering Shares by book-entry transfer may request that Shares not purchased be credited to such account at the Book-Entry Transfer Facility as such stockholder may designate in the box entitled "Special Payment Instructions." If no such instructions are given, any such Shares not purchased will be returned by crediting the account at the Book-Entry Transfer Facility.

  8. Substitute Form W-9. In order to avoid backup withholding of Federal income tax on payments of cash pursuant to the Offer, a stockholder tendering Shares in the Offer must, unless an exemption applies, provide the Depositary with such stockholder's correct taxpayer identification number (i.e., social security number or employer identification number) ("TIN") on Substitute Form W-9 below in this Letter of Transmittal, certifying under penalties of perjury that the TIN provided on Substitute Form W-9 is correct (or that the stockholder is awaiting a TIN) and that (i) the stockholder is exempt from backup withholding, (ii) the stockholder has not been notified by the Internal Revenue Service (the "IRS") that such stockholder is subject to backup withholding as a result of the failure to report all interest or dividends, or
(iii) the IRS has notified the stockholder that such stockholder is no longer subject to backup withholding. If a stockholder does not provide such stockholder's correct TIN or fails to provide the certifications described above, the IRS may impose a $50 penalty on such stockholder and payment of cash to such stockholder pursuant to the Offer may be subject to backup withholding of 31%.

  Backup withholding is not an additional income tax. Rather, the amount of the backup withholding may be credited against the Federal income tax liability of the person subject to the backup withholding, provided that the required information is given to the IRS. If backup withholding results in an overpayment of tax, a refund may be obtained by the stockholder upon filing an income tax return.

  The stockholder is required to give the Depositary the TIN of the record holder of the Shares. If the holder of Shares is an individual, the correct TIN is his or her social security number. In other cases, the correct TIN may be the employer identification number of the record holder of the Shares tendered hereby. If the Shares are held in more than one name or are not in the name of the actual owner, consult the enclosed "Guidelines for Certification of Taxpayer Identification Number on Substitute Form W-9" for additional guidance on which number to report.

  The box in Part III of Substitute Form W-9 may be checked if the tendering stockholder has not been issued a TIN and has applied for a TIN or intends to apply for a TIN in the near future. If the box in Part III is checked, the stockholder or other payee must also complete the Certificate of Awaiting Taxpayer Identification Number below in order to avoid backup withholding. Notwithstanding that the box in Part III is checked and the Certificate of Awaiting Taxpayer Identification Number is completed, the Depositary will withhold 31% on all payments made prior to the time a properly certified TIN is provided to the Depositary. However, such amounts will be refunded to such stockholder if a TIN is provided to the Depositary within 60 days.

  Certain stockholders (including, among others, all corporations and certain foreign individuals and entities) are not subject to backup withholding. To prevent possible erroneous backup withholding, an exempt payee should write "Exempt" in Part II of Substitute W-9 and sign and date the form. Noncorporate foreign stockholders must complete and sign a Form W-8, Certificate of Foreign Status, a copy of which may be obtained from the Depositary, in order to avoid backup withholding. See the enclosed "Guidelines for Certification of Taxpayer Identification Number on Substitute Form W-9" for more instructions.

  9. Questions and Requests for Assistance or Additional Copies. Questions and requests for assistance may be directed to the Information Agent at the address and telephone number set forth on the back cover of the Offer to Purchase. Additional copies of the Offer to Purchase, the Letter of Transmittal, the Notice of Guaranteed Delivery and other related materials may be obtained from the Information Agent or from brokers, dealers, commercial banks and trust companies.

  This Letter of Transmittal or a manually signed facsimile copy hereof (together with Share Certificates or confirmation of book-entry transfer and all other required documents) or a Notice of Guaranteed Delivery must be received by the Depositary on or prior to the Expiration Date (as defined in the Offer to Purchase).

                       PAYER'S NAME: LASALLE BANK, N.A.

 SUBSTITUTE             Part I--PLEASE PROVIDE YOUR         Social security
 Form W-9               TIN IN THE BOX AT RIGHT AND          number(s) or
 Department of the      CERTIFY BY SIGNING AND          Employer identification
 Treasury               DATING BELOW.                          number(s)
 Internal
 Revenue
 Service
                        -------------------------------------------------------
 Payer's Request        Part II--Certification--Under penalty of perjury, I
 for Taxpayer           certify that: (1) the number shown on this form is my
 Identification         correct Taxpayer Identification Number (or I am
 Number (TIN)           waiting for a number to be issued to me) and (2) I am
                        not subject to backup withholding because (a) I am
                        exempt from backup withholding or (b) I have not been
                        notified by the Internal Revenue Service ("IRS") that
                        I am subject to backup withholding as a result of a
                        failure to report all interest or dividends or (c)
                        the IRS has notified me that I am no longer subject
                        to backup withholding.
                        ------------------------------------------------------
                                                                  Part III
                        Certification instructions--You must
                        cross out item (2) in Part II above     Awaiting TIN[_]
                        if you have been notified by the IRS
                        that you are subject to backup
                        withholding because of under-
                        reporting interest or dividends on
                        your tax returns. However, if after
                        being notified by the IRS that you
                        were subject to backup withholding
                        you received another notification
                        from the IRS stating that you are no
                        longer subject to backup
                        withholding, do not cross out such
                        item (2).
-------------------------------------------------------------------------------

 Signature ________________________________________________  Date

-------------------------------------------------------------------------------

NOTE: FAILURE TO COMPLETE AND RETURN THIS SUBSTITUTE FORM W-9 WILL RESULT IN
      BACKUP WITHHOLDING OF 31% OF ANY PAYMENTS MADE TO YOU PURSUANT TO THE OFFER. PLEASE REVIEW THE ENCLOSED GUIDELINES FOR CERTIFICATION OF TAXPAYER IDENTIFICATION NUMBER ON SUBSTITUTE FORM W-9 FOR ADDITIONAL INFORMATION.

      YOU MUST COMPLETE THE FOLLOWING CERTIFICATE IF YOU CHECKED THE BOX IN
                         PART III OF SUBSTITUTE FORM W-9.

-------------------------------------------------------------------------------
            CERTIFICATE OF AWAITING TAXPAYER IDENTIFICATION NUMBER

   I certify under penalty of perjury that a taxpayer identification number has not been issued to me, and either (a) I have mailed or delivered an application to receive a taxpayer identification number to the appropriate Internal Revenue Service Center or Social Security Administration Office or
 (b) I intend to mail or deliver an application in the near future. I understand that, if I do not provide a taxpayer identification number to the Depositary, 31% of all reportable payments made to me will be withheld, but will be refunded if I provide a certified taxpayer identification number within 60 days.

 Signature ________________________________________________  Date

-------------------------------------------------------------------------------
                    The Information Agent for the Offer is:
                             D.F. King & Co., Inc.
                          77 Water Street, 20th Floor
                          ---------------------------
                           New York, New York 10005
                           ------------------------
                   Banks and Brokers Collect: (212) 425-1685
                   -----------------------------------------
                   All Others Call Toll Free: (800) 848-2998
                   -----------------------------------------